Nationwide Life Insurance Company: • Nationwide Variable Account-9

Prospectus supplement dated November 8, 2007 to
Prospectus dated May 1, 2007

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective immediately, the Investment Option Annual Expenses table in your prospectus is amended as shown below.

Investment Option Annual Expenses

The next table shows the minimum and maximum total operating expenses, as of December 31, 2006, charged by the investment options periodically during the life of the contract.  The table does not reflect Short-Term Trading Fees.  More detail concerning each investment option’s fees and expenses is contained in the prospectus for each investment option.

Total Annual Investment Option Operating Expenses	Minimum	Maximum

(expenses that are deducted from investment option assets, including management fees, distribution (12b-1) fees, and other expenses, as a percentage of average investment option assets)	0.27%	11.49%

The minimum and maximum investment option operating expenses indicated above do not reflect voluntary or contractual reimbursements and/or waivers applied to some investment options.  Therefore, actual expenses could be lower.  Refer to the investment option prospectuses for specific expense information.